UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 20, 2010 (November 1, 2010)

PHOENIX ENERGY RESOURCE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52843	20-5408832
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Jun Yue Hua Ting, Building A
3rd Floor, Unit -1
#58 Xin Hua Road
Guiyang, Guizhou Province 550002
People’s Republic of China
(Address of principal executive offices)

(86) 851-552-0951
(Registrant's telephone number, including area code)

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

On November 5, 2010, Phoenix Energy Resource Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission (the “SEC”) disclosing the consummation, on November 1, 2010, of a share exchange transaction (the “Share Exchange”) with China Bingwu Forestry Group Limited, a Hong Kong company (“Bingwu Forestry”), and its sole shareholder, pursuant to which the Company acquired 100% of the issued and outstanding capital stock of Bingwu Forestry in exchange for 20,500,000 shares of the Company’s common stock, which constituted 68.33% of the Company’s issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the Share Exchange. The Company reported that, for accounting purposes, the Share Exchange was treated as a reverse acquisition, with Bingwu Forestry as the acquirer and the Company as the acquired party. In connection with the Share Exchange, the Company adopted the fiscal year end of Bingwu Forestry, which is December 31.

The Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend the Original Filing in order to prevent a lapse in reporting by providing the information required for Bingwu Forestry, the accounting acquirer, including its unaudited consolidated financial statements for the nine months ended September 30, 2010 and 2009, as set forth in Section 12240.4 of the SEC’s Division of Corporate Finance Financial Reporting Manual, which covers situations involving reverse acquisitions where the registrant elects to adopt the fiscal year of the accounting acquirer.

Accordingly, the Company is filing herewith as Exhibit 99.1 the information that would be included in a Quarterly Report on Form 10-Q for the period ended September 30, 2010 if Bingwu Forestry were to file such form. Please note that the information provided in Exhibit 99.1 relates to the combined enterprises after the Share Exchange, except that information relating to periods prior to the date of the Share Exchange only relates to Bingwu Forestry and its consolidated subsidiaries unless otherwise specifically indicated.

Except as described above, no other changes have been made to the Original Filing and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with the Company’s filings made with the SEC subsequent to the date of the Original Filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Business Acquired

Included in Exhibit 99.1 filed herewith are the unaudited consolidated financial statements of China Bingwu Forestry Group Limited for the nine months ended September 30, 2010 and 2009. The Original Filing included the unaudited consolidated financial statements of China Bingwu Forestry Group Limited for the six months ended June 30, 2010 and 2009 and the audited consolidated financial statements of China Bingwu Forestry Group Limited for the years ended December 31, 2009 and 2008.

(b)     Pro Forma Financial Information

The Original Filing also included unaudited pro forma combined financial information of Phoenix Energy Resource Corporation and its subsidiaries.

(d)     Exhibits

Exhibit No.	Description
2.1

Share Exchange Agreement, dated November 1, 2010, among the Company, China Bingwu Forestry Group Limited and its sole shareholder [incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

3.1	Certificate of Amendment of Articles of Incorporation of the Company [incorporated by reference to Exhibit 3.1 to the Company’s Quarter Report on Form 10-Q filed on January 8, 2010]

3.2	Bylaws of the Company [incorporated by reference to Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q filed on January 8, 2010]

4.1	Convertible Note, dated July 23, 2010, payable to Horoy International Holdings Limited [incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

Exhibit No.	Description
4.2

Convertible Note, dated September 7, 2010, payable to Goldenbridge Investment Holdings Limited [incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

4.3

Note Cancellation Agreement, dated September 9, 2010, among the Company and the holders of certain notes payable signatory thereto [incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.1

Securities Purchase Agreement, dated September 23, 2010, by and among the Company, Helvetic Capital Ventures AG and the accredited investor signatory thereto [incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 28, 2010]

10.2

Repurchase Agreement, dated September 23, 2010, by and between the Company and Helvetic Capital Ventures AG [incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 28, 2010]

10.3

English Translation of Equity Transfer Agreement, dated May 18, 2010, among the Company, and the shareholders of Qianxinan Aosen Forestry Company, Limited signatory thereto [incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.4

English Translation of Share Transfer Agreement, dated May 8, 2009, by and between Qianxinan Aosen Forestry Company, Limited, and Guizhou Yinyan Wood Co., Ltd. [incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.5

English Translation of Shareholder Investment Agreement, dated October 16, 2007, by and between Qianxinan Aosen Forestry Company, Limited, and Guizhou Yinyan Wood Co., Ltd. [incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.6

English Translation of Forest Right Certificate No. B520802335298 , dated December 10, 2009, granted to Qianxinan Aosen Forestry Company, Limited and sealed by the People’s Government of Liping County, People’s Republic of China [incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.7

English Translation of Forest Right Certificate No. B520802556795, dated December 10, 2009, granted to Qianxinan Aosen Forestry Company, Limited, and sealed by the People’s Government of Liping County, People’s Republic of China [incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.8

English Translation of Purchase and Sale Contract, dated January 1, 2009, by and between Guizhou Yingye Forestry Ltd. and Qianxinan Aosen Forestry Company, Limited [incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.9

English Translation of Purchase and Sale Contract, dated January 1, 2009, by and between Chongqing Huyu Forestry Ltd. and Qianxinan Aosen Forestry Company, Limited [incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.10

English Translation of Purchase and Sale Contract, dated January 1, 2009, by and between Qianxinan Aosen Forestry Company, Limited and Guizhou Shuanghe Industrial Trade Co., Ltd. [incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.11

English Translation of Purchase and Sales Contract, dated November 16, 2009, between Qianxinan Aosen Forestry Company, Limited and Guizhou Shuanghe Industrial Trade Co., Ltd. [incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.12

English Translation of Wood Purchase and Sales Contract, dated March 14, 2010, by and between Qianxinan Aosen Forestry Company, Limited and Yan Zhiming [incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.13

English Translation of Exclusive Distribution Contract, dated August 13, 2010, by and between QianxinanSilvan Flooring Company, Limited, and Sui Cheng [incorporated by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.14

English Translation of Exclusive Distribution Contract, dated August 25, 2010, by and between QianxinanSilvan Flooring Company, Limited, and Zeng Tianming [incorporated by reference to Exhibit 10.17 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

2

Exhibit No.	Description
10.15	English Translation of Exclusive Distribution Contract, dated September 5, 2010, by and between Qianxinan Silvan Flooring Company, Limited, and Lin Hongbin [incorporated by reference to Exhibit 10.18 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.16	English Translation of Exclusive Distribution Contract, dated September 10, 2010, by and between Qianxinan Silvan Flooring Company, Limited, and Dang Zhongming [incorporated by reference to Exhibit 10.19 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.17	English Translation of Commodity House Sales Contract, Unit 1-2, dated August 25, 2006, by and between Qianxinan Silvan Flooring Company, Limited, and Guiyang New Century Real Estate Development Co., Ltd. [incorporated by reference to Exhibit 10.20 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.18	English Translation of Commodity House Sales Contract, Unit 1-3, dated August 25, 2006, by and between Qianxinan Silvan Flooring Company, Limited, and Guiyang New Century Real Estate Development Co., Ltd. [incorporated by reference to Exhibit 10.21 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.19	English Translation of Trademark Transfer Agreement, dated November 18, 2009, by and between Guizhou Yinyan Wood Co., Ltd. and Qianxinan Silvan Flooring Company, Limited [incorporated by reference to Exhibit 10.22 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.20	English Translation of Loan Contract No. 108, dated June July 17, 2009, by and between Guizhou Xingyi Rural Cooperative Bank and Qianxinan Aosen Forestry Company, Limited [incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.21	English Translation of Loan Contract No. 72, dated March 26, 2010, by and between Guizhou Xingyi Rural Cooperative Bank and Qianxinan Aosen Forestry Company, Limited [incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.22	English Translation of Loan Contract, dated June 21, 2010, by and between Bank of Chongqing, Guiyang Brach and Qianxinan Aosen Forestry Company, Limited [incorporated by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.23	English Translation of Labor Contract, dated May 5, 2010, between Qianxinan Aosen Forestry Company, Limited and Yulu Bai [incorporated by reference to Exhibit 10.23 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.24	English Translation of Labor Contract, dated November 21, 2007, between Qianxinan Aosen Forestry Company, Limited and Fangping Peng [incorporated by reference to Exhibit 10.24 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.25	English Translation of Labor Contract, dated May 5, 2010, between Qianxinan Aosen Forestry Company, Limited and Dongshen Tan [incorporated by reference to Exhibit 10.25 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.26	English Translation of Labor Contract, dated March 27, 2009, between Qianxinan Aosen Forestry Company, Limited and Jiyong He [incorporated by reference to Exhibit 10.26 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

21	Subsidiaries of the Company [incorporated by reference to Exhibit 21 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

99.1*	Form 10-Q Disclosure Information

*Filed herewith

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2010

PHOENIX ENERGY RESOURCE CORPORATION

By: /s/Yulu Bai
Yulu Bai
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Share Exchange Agreement, dated November 1, 2010, among the Company, China Bingwu Forestry Group Limited and its sole shareholder [incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

3.1	Certificate of Amendment of Articles of Incorporation of the Company [incorporated by reference to Exhibit 3.1 to the Company’s Quarter Report on Form 10-Q filed on January 8, 2010]

3.2	Bylaws of the Company [incorporated by reference to Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q filed on January 8, 2010]

4.1	Convertible Note, dated July 23, 2010, payable to Horoy International Holdings Limited [incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

4.2

Convertible Note, dated September 7, 2010, payable to Goldenbridge Investment Holdings Limited [incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

4.3

Note Cancellation Agreement, dated September 9, 2010, among the Company and the holders of certain notes payable signatory thereto [incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.1

Securities Purchase Agreement, dated September 23, 2010, by and among the Company, Helvetic Capital Ventures AG and the accredited investor signatory thereto [incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on September 28, 2010]

10.2

Repurchase Agreement, dated September 23, 2010, by and between the Company and Helvetic Capital Ventures AG [incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 28, 2010]

10.3

English Translation of Equity Transfer Agreement, dated May 18, 2010, among the Company, and the shareholders of Qianxinan Aosen Forestry Company, Limited signatory thereto [incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.4

English Translation of Share Transfer Agreement, dated May 8, 2009, by and between Qianxinan Aosen Forestry Company, Limited, and Guizhou Yinyan Wood Co., Ltd. [incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.5

English Translation of Shareholder Investment Agreement, dated October 16, 2007, by and between Qianxinan Aosen Forestry Company, Limited, and Guizhou Yinyan Wood Co., Ltd. [incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.6

English Translation of Forest Right Certificate No. B520802335298 , dated December 10, 2009, granted to Qianxinan Aosen Forestry Company, Limited and sealed by the People’s Government of Liping County, People’s Republic of China [incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.7

English Translation of Forest Right Certificate No. B520802556795, dated December 10, 2009, granted to Qianxinan Aosen Forestry Company, Limited, and sealed by the People’s Government of Liping County, People’s Republic of China [incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.8

English Translation of Purchase and Sale Contract, dated January 1, 2009, by and between Guizhou Yingye Forestry Ltd. and Qianxinan Aosen Forestry Company, Limited [incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.9

English Translation of Purchase and Sale Contract, dated January 1, 2009, by and between Chongqing Huyu Forestry Ltd. and Qianxinan Aosen Forestry Company, Limited [incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.10

English Translation of Purchase and Sale Contract, dated January 1, 2009, by and between Qianxinan Aosen Forestry Company, Limited and Guizhou Shuanghe Industrial Trade Co., Ltd. [incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

Exhibit No.	Description
10.11

English Translation of Purchase and Sales Contract, dated November 16, 2009, between Qianxinan Aosen Forestry Company, Limited and Guizhou Shuanghe Industrial Trade Co., Ltd. [incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.12

English Translation of Wood Purchase and Sales Contract, dated March 14, 2010, by and between Qianxinan Aosen Forestry Company, Limited and Yan Zhiming [incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.13

English Translation of Exclusive Distribution Contract, dated August 13, 2010, by and between QianxinanSilvan Flooring Company, Limited, and Sui Cheng [incorporated by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.14

English Translation of Exclusive Distribution Contract, dated August 25, 2010, by and between QianxinanSilvan Flooring Company, Limited, and Zeng Tianming [incorporated by reference to Exhibit 10.17 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.15	English Translation of Exclusive Distribution Contract, dated September 5, 2010, by and between Qianxinan Silvan Flooring Company, Limited, and Lin Hongbin [incorporated by reference to Exhibit 10.18 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.16	English Translation of Exclusive Distribution Contract, dated September 10, 2010, by and between Qianxinan Silvan Flooring Company, Limited, and Dang Zhongming [incorporated by reference to Exhibit 10.19 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.17	English Translation of Commodity House Sales Contract, Unit 1-2, dated August 25, 2006, by and between Qianxinan Silvan Flooring Company, Limited, and Guiyang New Century Real Estate Development Co., Ltd. [incorporated by reference to Exhibit 10.20 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.18	English Translation of Commodity House Sales Contract, Unit 1-3, dated August 25, 2006, by and between Qianxinan Silvan Flooring Company, Limited, and Guiyang New Century Real Estate Development Co., Ltd. [incorporated by reference to Exhibit 10.21 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.19	English Translation of Trademark Transfer Agreement, dated November 18, 2009, by and between Guizhou Yinyan Wood Co., Ltd. and Qianxinan Silvan Flooring Company, Limited [incorporated by reference to Exhibit 10.22 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.20	English Translation of Loan Contract No. 108, dated June July 17, 2009, by and between Guizhou Xingyi Rural Cooperative Bank and Qianxinan Aosen Forestry Company, Limited [incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.21	English Translation of Loan Contract No. 72, dated March 26, 2010, by and between Guizhou Xingyi Rural Cooperative Bank and Qianxinan Aosen Forestry Company, Limited [incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.22	English Translation of Loan Contract, dated June 21, 2010, by and between Bank of Chongqing, Guiyang Brach and Qianxinan Aosen Forestry Company, Limited [incorporated by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.23	English Translation of Labor Contract, dated May 5, 2010, between Qianxinan Aosen Forestry Company, Limited and Yulu Bai [incorporated by reference to Exhibit 10.23 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.24	English Translation of Labor Contract, dated November 21, 2007, between Qianxinan Aosen Forestry Company, Limited and Fangping Peng [incorporated by reference to Exhibit 10.24 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.25	English Translation of Labor Contract, dated May 5, 2010, between Qianxinan Aosen Forestry Company, Limited and Dongshen Tan [incorporated by reference to Exhibit 10.25 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

10.26	English Translation of Labor Contract, dated March 27, 2009, between Qianxinan Aosen Forestry Company, Limited and Jiyong He [incorporated by reference to Exhibit 10.26 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

Exhibit No.	Description

21	Subsidiaries of the Company [incorporated by reference to Exhibit 21 to the Company’s Current Report on Form 8-K filed on November 5, 2010]

99.1*	Form 10-Q Disclosure Information

*Filed herewith